UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

Lionsgate Studios Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	N/A	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 848-3866

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Shares, no par value per share	LION	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.03.	Material Modification to Rights of Security Holders.

On May 6, 2025, the Board of Directors of Lionsgate Studios Corp. (formerly known as Lionsgate Studios Holding Corp.), a British Columbia corporation (the “Company”), declared a dividend of one common share purchase right (a “Right”) for each outstanding common share of the Company, without par value (“Company Common Shares”), and adopted a shareholder rights plan, as set forth in the Shareholder Rights Agreement dated as of May 7, 2025 (the “Rights Agreement”), by and between the Company and Computershare Investor Services, Inc., as rights agent. The dividend is payable on May 20, 2025 to Company stockholders of record as of the close of business on May 19, 2025.

The Board of Directors has determined that the Rights Agreement is the best way to protect the interests of all of the Company’s shareholders, enable shareholders to realize the value of their investment at a time of significant market volatility and ensure the Board of Directors’ ability to fulfill its fiduciary responsibilities and duties to the Company and its shareholders. Additionally, the Rights Agreement should not interfere with any merger or other business combination approved by the Board of Directors.

A summary of the terms of the Rights Agreement follows:

General.

The Rights. The Rights will initially trade with, and will be inseparable from, Company Common Shares. The Rights are evidenced only by registration in the Company’s share register that represent Company Common Shares. New Rights will accompany any new Company Common Shares issued after the Record Date until the Distribution Date (as defined below) or the earlier expiration, exchange or redemption of the Rights.

Exercise Price. Each Right will initially allow its holder to purchase from the Company one (1) Company Common Share, as such number may be adjusted pursuant to the terms of the Rights Agreement, for $32.00 (the “Exercise Price”).

Exercisability. The Rights will not be exercisable until 10 days after the public announcement that a person or group has become an “Acquiring Person” (as defined in the Rights Agreement) by obtaining beneficial ownership of 15% or more of the outstanding Company Common Shares.

The date when the Rights become exercisable is the “Distribution Date.” Until that date, the Company Common Shares certificates, or, in the case of uncertificated shares, registration in the Company’s share register, will also evidence the Rights, and any transfer of shares of Company Common Shares will constitute a transfer of the Rights. After that date, the Rights will separate from the Company Common Shares and be evidenced by book-entry credits or by Rights certificates that the Company will mail to all eligible holders of Company Common Shares. Any Rights held by an Acquiring Person are null and void and may not be exercised.

Expiration. The Rights will expire on the earliest to occur of May 7, 2026 (or, if confirmed by resolution passed by a majority of the votes cast by shareholders present or represented by proxy at a meeting of shareholders of the Company to be held within one (1) year hereof, May 7, 2028), the Redemption Date (defined below) and the Exchange Date (defined below).

Voting Rights: The Rights do not carry any voting rights.

Redemption. The Board of Directors may redeem the Rights for $0.001 per Right at any time before any person or group becomes an Acquiring Person. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of the Rights will be to receive the redemption price of $0.001 per Right. The redemption price will be adjusted if there is a stock split or stock combination or stock dividends of Company Common Shares. We refer to the date on which the Rights are redeemed as the “Redemption Date.”

Anti-Dilution Provisions. The Board may adjust the Exercise Price, the number of Company Common Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Company Common Shares. No adjustments to the Exercise Price of less than 1% will be made.

Amendments. The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to (1) cure any ambiguities, (2) shorten or lengthen any time period pursuant to the Rights Agreement or (3) make changes that do not adversely affect the interests of holders of the Rights.

Consequences of a Person or Group Becoming an Acquiring Person.

•

Flip In. If a person or group becomes an Acquiring Person, all holders of the Rights except the Acquiring Person may, for the Exercise Price, purchase that number of Company Common Shares having an aggregate value equal to twice the Exercise Price.

•

Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding Company Common Shares, the Board may extinguish the Rights by exchanging one Company Common Share or an equivalent security for each Right, other than Rights held by the Acquiring Person. We refer to the date on which the Rights are exchanged as the “Exchange Date.”

•

Flip Over. If the Company is later acquired in a merger or similar transaction after the Distribution Date, all holders of Rights except the Acquiring Person may, for the Exercise Price, purchase that number of shares of the acquiring corporation having an aggregate value equal to twice the Exercise Price.

The summary of the Rights Agreement set forth under this Item 3.03 is qualified in its entirety by reference to the complete terms and conditions of the Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Shareholder Rights Agreement, dated as of May 7, 2025, between Lionsgate Studios Corp. and Computershare Investor Services, Inc., which includes the form of Right Certificate as Exhibit A.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionsgate Studios Corp.

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer

Date: May 7, 2025